                                                                     EXHIBIT 24








                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                              /s/ Edwin L. Artzt
                                              -----------------------------
                                              Director
                                              Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                             /s/ James L. Broadhead
                                             --------------------------------
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                             /s/ Edward H. Budd
                                             -----------------------------
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                             /s/ R. Eugene Cartledge
                                             -------------------------
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                             /s/ Mary J. Evans
                                             -----------------------------
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                     /s/ George M.C. Fisher
                                     ---------------------------
                                     Director
                                     Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                             /s/ David R. Goode
                                             --------------------
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                             /s/ Gerald Grinstein
                                             -----------------------------
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                             /s/ Leo F. Mullin
                                             -----------------------------
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 2000, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of August 30, 2000.




                                             /s/ Andrew J. Young
                                             -----------------------------
                                             Director
                                             Delta Air Lines, Inc.